Exhibit 10.37

SECOND AMENDMENT TO

STOCKHOLDER AGREEMENT

This SECOND AMENDMENT TO STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of July 28, 2017, by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), Joseph D. Pike (“Pike”), Thomas F. Darden, II (“Darden”), Woodford Investment Management Limited, as agent for and on behalf of each of CF Woodford Equity Income Fund, a sub fund of CF Woodford Investment Fund (“WEIF”), Omnis Income & Growth Fund, a sub fund of Omnis Portfolio Investments ICVC (“Omnis”) and Woodford Patient Capital Trust Plc (“WPCT”; collectively with WEIF and Omnis, “WIM”) and Invesco Asset Management Limited, as agent for and on behalf of each of the Invesco Perpetual High Income Fund, a sub fund of the Invesco Perpetual UK Investment Series Investment Company with Variable Capital (ICVC) (Company No. IC000231) (the “IPHI Fund”), and the Invesco Perpetual Income Fund, a sub fund of the Invesco Perpetual UK 2 Investment Series Investment Company with Variable Capital (ICVC) (Company No. IC000221) (the “IPI Fund” and together with the IPHI Fund, “Invesco”), and amends that certain Stockholder Agreement, dated as of November 25, 2015, as amended pursuant to that certain First Amendment to Stockholder Agreement, dated as of July 13, 2016 (as amended, the “Stockholder Agreement”), by and between the Company and the Stockholders listed on Exhibit A thereto (collectively, the “Stockholders”). The Company, Pike, Darden, WIM and Invesco are sometimes referred to herein collectively as the “Parties.”

RECITALS

WHEREAS, the Parties desire to amend the Stockholder Agreement, pursuant to Section 14.5 thereof, to apply the voting restrictions set forth in Section 7.7 to Omnis and to make certain other changes each as set forth below;

WHEREAS, WIM holds fifty percent (50%) of the shares of Series C Preferred Stock of the Company subject to the Stockholder Agreement; and

WHEREAS, WIM and Invesco are Special Holders for purposes of Section 14.5 of the Stockholder Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties hereby agree as follows:

AGREEMENT

1.    Amendment and Restatement of Section 7.7. Section 7.7 of the Stockholder Agreement is hereby amended and restated in its entirety as follows:

“Voting Restrictions. Each share of Stock will entitle the holder to one vote; provided that if at any time WEIF owns, in the aggregate, Stock constituting more than Nineteen and One-Half Percent (19.5%) of the total voting share capital of the Corporation, on an as-converted basis, then the Stock held by WEIF shall be limited, in the aggregate, to Nineteen and One-Half Percent (19.5%) of the total number of votes, on an as-converted basis, such votes to be split equally on a fractional basis amongst such shares; provided further that for so long as Omnis owns, in the aggregate, Stock constituting more than Nineteen and One-Half Percent (19.5%) of the total voting share capital of the Corporation, on an as-converted basis, then the Stock held by Omnis shall be limited, in the aggregate, to Nineteen and One-Half Percent (19.5%) of the total number of votes, on an as-converted basis, such votes to be split equally on a fractional basis amongst such shares; provided further that for so long as WPCT is the holder of any Stock and

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any provision would result in WPCT being able to exercise more than 49% of the votes capable of being exercised at any particular meeting, on an as-converted basis, then the number of votes attaching to all Stock held by WPCT shall, so long as this situation pertains, be restricted such that the votes conferred on WPCT in respect of all Stock held by it shall represent 49% of the votes capable of being exercised, on an as-converted basis; provided further that if at any time the IPHI Fund owns, in the aggregate, Stock constituting more than Nineteen and One-Half Percent (19.5%) of the total voting share capital of the Corporation, on an as-converted basis, then the Stock held by the IPHI Fund shall be limited, in the aggregate, to Nineteen and One-Half Percent (19.5%) of the total number of votes, on an as-converted basis, such votes to be split equally on a fractional basis amongst such shares; provided further that if at any time the IPI Fund owns, in the aggregate, Stock constituting more than Nineteen and One-Half Percent (19.5%) of the total voting share capital of the Corporation, on an as-converted basis, then the Stock held by the IPI Fund shall be limited, in the aggregate, to Nineteen and One-Half Percent (19.5%) of the total number of votes, on an as-converted basis, such votes to be split equally on a fractional basis amongst such shares.”

2.    Amendment of Section 2.1(e). Section 2.1(e) of the Stockholder Agreement is hereby deleted in its entirety.

3.    Amendment of Section 14. A new Section 14.16 of the Stockholder Agreement is hereby inserted following Section 14.15 of the Stockholder Agreement as follows:

“Woodford Obligations. Woodford will not be obliged to comply with any provision of this Agreement if so complying would result in Woodford breaching any applicable law or regulation (to be determined by Woodford in its sole discretion) provided that Woodford will use reasonable endeavours to procure that any such breach is avoided. If, by entering into any provision of this Agreement, Woodford would be in breach of any applicable law or regulation (to be determined by Woodford in its sole discretion), that provision will be treated by the parties as void ab initio and will be severed from this Agreement. Notwithstanding that severance, the other provisions of this Agreement and the remainder (if any) of the relevant provision will continue to be fully effective.”

4.    Amendment of Section 14. A new Section 14.17 of the Stockholder Agreement is hereby inserted following the new Section 14.16 of the Stockholder Agreement as follows:

“Invesco Obligations. Invesco will not be obliged to comply with any provision of this Agreement if so complying would result in Invesco breaching any applicable law or regulation (to be determined by Invesco in its sole discretion) provided that Invesco will use reasonable endeavours to procure that any such breach is avoided. If, by entering into any provision of this Agreement, Invesco would be in breach of any applicable law or regulation (to be determined by Invesco in its sole discretion), that provision will be treated by the parties as void ab initio and will be severed from this Agreement. Notwithstanding that severance, the other provisions of this Agreement and the remainder (if any) of the relevant provision will continue to be fully effective.”

5.    Amendment and Ratification. The parties agree that the Stockholder Agreement is hereby amended in accordance with the foregoing provisions of this Amendment. Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Stockholder Agreement shall remain in full force and effect, and shall be binding upon each party to the Stockholder Agreement.

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6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. This Amendment may be executed on signature pages exchanged by facsimile or electronic mail, which copies shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

EVOFEM BIOSCIENCES, INC.

By:	/s/ Jay File
Name:	Jay File
Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO STOCKHOLDER AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FOUNDER:

By:	/s/ Thomas F. Darden, II
Name:	Thomas F. Darden, II

STOCKHOLDER:

BRICKHAVEN II, L.L.C.

By:	/s/ Thomas F. Darden, II
Name:	Thomas F. Darden, II
Title:	Managing Member

SIGNATURE PAGE TO SECOND AMENDMENT TO STOCKHOLDER AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FOUNDER:

By:	/s/ Joseph D. Pike
Name:	Joseph D. Pike

STOCKHOLDER:

THE JOSEPH D. PIKE FAMILY TRUST

By:	/s/ Joseph D. Pike
Name:	Joseph D. Pike
Title:	Trustee

JOSEPH D. PIKE AND CHAN P. PIKE, AS TRUSTEES OF THE PIKE LEGACY TRUST I DATED MARCH 14, 2012

By:	/s/ Joseph D. Pike
Name:	Joseph D. Pike
Title:	Trustee

JOSEPH D. PIKE AND CHAN P. PIKE, AS TRUSTEES OF THE PIKE LEGACY TRUST II DATED MARCH 14, 2012

By:	/s/ Joseph D. Pike
Name:	Joseph D. Pike
Title:	Trustee

JOSEPH D. PIKE AND CHAN P. PIKE, AS TRUSTEES OF THE PIKE LEGACY TRUST III DATED MARCH 14, 2012

By:	/s/ Joseph D. Pike
Name:	Joseph D. Pike
Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

STOCKHOLDER:

WOODFORD INVESTMENT MANAGEMENT LIMITED, as agent for and on behalf of CF Woodford Equity Income Fund, a sub fund of CF Woodford Investment Fund

By:	/s/ Chris Martin
Name:	Chris Martin
Title:	Authorised Signatory

WOODFORD INVESTMENT MANAGEMENT LIMITED, as agent for and on behalf of Woodford Patient Capital Trust Plc

By:	/s/ Chris Martin
Name:	Chris Martin
Title:	Authorised Signatory

WOODFORD INVESTMENT MANAGEMENT LIMITED, as agent for and on behalf of Omnis Income & Growth Fund, a sub fund of Omnis Portfolio Investments ICVC

By:	/s/ Chris Martin
Name:	Chris Martin
Title:	Authorised Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

STOCKHOLDER:

INVESCO ASSET MANAGEMENT LIMITED,

as agent for and on behalf of the Invesco Perpetual High Income Fund, a sub fund of the Invesco Perpetual UK Investment Series Investment Company with Variable Capital (ICVC) (Company No. IC000231), and the Invesco Perpetual Income Fund, a sub fund of the Invesco Perpetual UK 2 Investment Series Investment Company with Variable Capital (ICVC) (Company No. IC000221)

By:	/s/ Nick Mustoe
Name:	Nick Mustoe
Title:	Director